EXHIBIT 10.49

Second Amendment to Stock Purchase Agreement dated as of

August 30, 2006 amending the Stock Purchase Agreement dated as of

August 23, 2006 between CNL Income Partners, LP and Heritage Golf Group, LLC

SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO STOCK PURCHASE AGREEMENT (“Second Amendment”), dated for reference purposes as of the 30th day of August, 2006, by and between CNL INCOME PARTNERS, L.P., a Delaware limited partnership (“CIP”), and HERITAGE GOLF GROUP, LLC, a Delaware limited liability company (“Heritage”), constitutes an amendment to that certain Stock Purchase Agreement, dated for reference purposes as of September 7th, 2006, by and between CIP and Heritage (the “Agreement”), as amended by that certain First Amendment to Stock Purchase Agreement dated for reference purposes as of August 30th, 2006, by and between CIP and Heritage (the “First Amendment”) (the Agreement and the First Amendment are hereinafter collectively referred to as the “Purchase Agreement”). Capitalized terms used herein without definition shall have the meaning ascribed to such terms in the Purchase Agreement.

In consideration of the agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CIP and Heritage agree as follows:

1. Disclosure Statement. All references in the Purchase Agreement to the Disclosure Statement to be attached as Exhibit “B” to the Purchase Agreement shall mean and refer to the Disclosure Statement attached hereto as Exhibit “B.”

2. References. All references in the Purchase Agreement to the “Purchase Agreement” shall mean the Purchase Agreement, as amended by this Second Amendment.

3. Full Force and Effect. Except as expressly provided in this Second Amendment, all other terms and conditions of the Purchase Agreement shall remain in full force and effect.

4. Capitalized Terms. Capitalized terms not separately defined in this Second Amendment shall bear the meaning assigned thereto in the Purchase Agreement.

5. Successors and Assigns. This Second Amendment shall be binding upon and inure to the benefit of CIP and Heritage and their respective successors and assigns.

6. Incorporation of Miscellaneous Provisions. All of the Miscellaneous Provisions under Article 14 of the Agreement are hereby incorporated by reference in this Second Amendment as if set forth in full herein. In connection with the foregoing, all references in each such Miscellaneous Provision to the term “Agreement” are hereby deleted in their entirety and the term “Second Amendment” is hereby substituted in lieu thereof.

7. Counterparts. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same agreement.

[Signature page to follow.]

IN WITNESS WHEREOF, CIP and Heritage have executed this Second Amendment as of the date Second set forth above.

CIP:

CNL INCOME PARTNERS, LP, a Delaware limited partnership

By:	CNL Income GP Corp., a Delaware corporation, its general partner

	By:	/s/ Amy Sinelli
	Name:	Amy Sinelli
	Title:	VP & Corporate Counsel

HERITAGE:

HERITAGE GOLF GROUP, LLC, a Delaware limited liability company

By:	/s/ Andrew Crosson
Name:	Andrew Crosson
Title:	Executive Vice President